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                                                                    Exhibit 10.3

                             BENJAMIN FRANKLIN BANK

                            BENEFIT RESTORATION PLAN

                           (EFFECTIVE _________, 2005)

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                 BENJAMIN FRANKLIN BANK BENEFIT RESTORATION PLAN

                                TABLE OF CONTENTS

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PART 1. INTRODUCTION.............................................................................................   1

   1.1 PURPOSE...................................................................................................   1
   1.2 EFFECTIVE DATE............................................................................................   1

PART 2. DEFINITIONS..............................................................................................   1

   2.1 401(K) PLAN...............................................................................................   1
   2.2 AFFILIATE.................................................................................................   1
   2.3 BANK......................................................................................................   1
   2.4 BENEFICIARY...............................................................................................   1
   2.5 BOARD OF DIRECTORS........................................................................................   1
   2.6 CHANGE IN CONTROL.........................................................................................   1
   2.7 CODE......................................................................................................   2
   2.8 COMMITTEE.................................................................................................   2
   2.9 COMMON STOCK..............................................................................................   2
   2.10 COMPANY..................................................................................................   2
   2.11 ELIGIBLE EMPLOYEE........................................................................................   2
   2.12 EMPLOYEE.................................................................................................   2
   2.13 EMPLOYER.................................................................................................   2
   2.14 EMPLOYER CONTRIBUTION....................................................................................   2
   2.15 ERISA....................................................................................................   2
   2.16 ESOP.....................................................................................................   2
   2.17 ESOP ACQUISITION LOAN....................................................................................   3
   2.18 ESOP ACQUISITION LOAN SHARES.............................................................................   3
   2.19 ESOP VALUATION DATE......................................................................................   3
   2.20 FULL-TIME................................................................................................   3
   2.21 MEMORANDUM ACCOUNT.......................................................................................   3
   2.22 PARTICIPANT..............................................................................................   3
   2.23 PLAN.....................................................................................................   3
   2.24 PLAN ADMINISTRATOR.......................................................................................   3
   2.25 RESTORED ESOP BENEFIT....................................................................................   3
   2.26 RETIREMENT...............................................................................................   3
   2.27 STOCK UNIT...............................................................................................   3
   2.28 SUPPLEMENTAL 401(K) BENEFIT..............................................................................   3
   2.29 SUPPLEMENTAL ESOP BENEFIT................................................................................   3
   2.30 TRUST....................................................................................................   3

PART 3. PARTICIPATION............................................................................................   4

   3.1 PARTICIPATION.............................................................................................   4
   3.2 FULL OR PARTIAL BENEFITS..................................................................................   4
   3.3 TERMINATION OF PARTICIPATION..............................................................................   4

PART 4. BENEFITS.................................................................................................   4

   4.1 SUPPLEMENTAL 401(K) BENEFIT...............................................................................   4
   4.2 SUPPLEMENTAL ESOP BENEFIT.................................................................................   5
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   4.3 RESTORED ESOP BENEFIT.....................................................................................   5
   4.4 CHANGE IN CONTROL.........................................................................................   6
   4.5 MEMORANDUM ACCOUNT........................................................................................   6
   4.6 VESTING...................................................................................................   7

PART 5. PAYMENT..................................................................................................   7

   5.1 PAYMENT...................................................................................................   7

PART 6. DEATH BENEFITS...........................................................................................   8

   6.1 DEATH BENEFITS............................................................................................   8
   6.2 BENEFICIARIES.............................................................................................   8

PART 7. CLAIMS PROCEDURES........................................................................................   8

   7.1 INITIAL CLAIM.............................................................................................   8
   7.2 WRITTEN DECISION..........................................................................................   8
   7.3 DENIAL OF CLAIMS..........................................................................................   8
   7.4 REVIEW OF DENIALS OF CLAIMS...............................................................................   8
   7.5 LIMITATION ON LEGAL PROCEEDINGS...........................................................................   9

PART 8. AMENDMENT AND TERMINATION................................................................................   9

   8.1 AMENDMENT AND TERMINATION OF THE PLAN.....................................................................   9

PART 9. GENERAL PROVISIONS.......................................................................................   9

   9.1 UNFUNDED, UNSECURED PROMISE TO MAKE PAYMENTS IN THE FUTURE................................................   9
   9.2 COMMITTEE AS PLAN ADMINISTRATOR...........................................................................   9
   9.3 EXPENSES..................................................................................................   9
   9.4 RIGHTS OF PARTICIPANTS AND BENEFICIARIES..................................................................  10
   9.5 BINDING OBLIGATION OF BANK AND ANY SUCCESSOR IN INTEREST..................................................  10
   9.6 GOVERNING LAW.............................................................................................  10
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PART 1. INTRODUCTION

      1.1 PURPOSE. The purpose of this Benjamin Franklin Bank Benefit Restoration Plan (the "PLAN") is to assist Benjamin Franklin Bank (the "BANK") and its "AFFILIATES" (as defined in Section 2.1 of the Plan), including Benjamin Franklin Bancorp, Inc., in retaining the services of key employees, to induce such employees to use their best efforts to enhance the business of the Bank and its Affiliates, and to provide certain supplemental retirement benefits to such employees.

      1.2 EFFECTIVE DATE. The Effective Date of this Plan is [_____], 2005.

PART 2.  DEFINITIONS

      2.1 401(k) PLAN means the SBERA 401(k) Plan as adopted by the Bank.

      2.2 AFFILIATE means any corporation, trade or business, which, at the time of reference, is, together with the Bank, a member of a controlled group of corporations, a group of trades or businesses (whether or not incorporated) under common control, or an affiliated service group, as described in Sections 414(b), 414(c), and 414(m) of the Code, respectively, or any other organization treated as a single employer with the Bank under Section 414(o) of the Code; provided, however, that, where the context so requires, the term Affiliate shall be construed to give full effect to the provisions of Sections 409(1)(4) and 415(h) of the Code.

      2.3 BANK means Benjamin Franklin Bank, a Massachusetts chartered savings bank with its executive offices in Franklin, Massachusetts, and its successors.

      2.4 BENEFICIARY means any person (other than a Participant) who is determined to be entitled to benefits under the terms of the Plan.

      2.5 BOARD OF DIRECTORS means the Board of Directors of the Bank.

      2.6 CHANGE IN CONTROL means the happening of any of the following events:

            (a) If there has occurred a change in control which the Company would be required to report in response to Item 5.01 of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), or, if such regulation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar purposes;

            (b) When any "person" (as such term is used in Sections 13d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the total number of votes that may be cast for the election of directors of the Company or the Bank, as the case may be;

            (c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the

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      Company to effect a transaction described in paragraphs (b), (d) or (e) of this Section 2.6)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors of the Company;

            (d) The stockholders of the Company approve a merger, share exchange or consolidation ("MERGER OR CONSOLIDATION") of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

            (e) The stockholders of the Company or the Bank approve a plan of complete liquidation of the Company or the Bank or an agreement for the sale or disposition by the Company or the Bank of all or substantially all of the Company's or the Bank's assets.

      2.7 CODE means the Internal Revenue Code of 1986, as amended.

      2.8 COMMITTEE means the person(s) designated by the Board of Directors, pursuant to Section 9.2 of the Plan, to administer the Plan, or if no such designation is made, the Compensation Committee of the Board of Directors.

      2.9 COMMON STOCK means the common stock of the Company.

      2.10 COMPANY means Benjamin Franklin Bancorp, Inc. and its successors.

      2.11 ELIGIBLE EMPLOYEE means Thomas R. Venables, Claire S. Bean and any other Employee of the Bank or an Affiliate who is one of a select group of management or highly compensated employees (as such phrase is used for purposes of Sections 101, 201, and 301 of ERISA).

      2.12 EMPLOYEE means any person employed by the Bank or an Affiliate.

      2.13 EMPLOYER means the Bank or the Affiliate that employs the Employee.

      2.14 EMPLOYER CONTRIBUTION means contributions by any Employer to the ESOP.

      2.15 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

      2.16 ESOP means the Benjamin Franklin Bank Employee Stock Ownership Plan, as amended from time to time (including the corresponding provisions of any successor qualified employee stock ownership plan adopted by the Bank or any successor to the Bank or any

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Affiliate).

      2.17 ESOP ACQUISITION LOAN means a loan or other extension of credit incurred by the trustee of the ESOP in connection with the purchase of Common Stock on behalf of the ESOP.

      2.18 ESOP ACQUISITION LOAN SHARES mean shares of Common Stock acquired with the proceeds of ESOP Acquisition Loans.

      2.19 ESOP VALUATION DATE means any day as of which the investment experience of the trust fund of the ESOP is determined and individuals' accounts under the ESOP are adjusted accordingly.

      2.20 FULL-TIME means working at least 1,000 hours per year.

      2.21 MEMORANDUM ACCOUNT means the account established by an Employer pursuant to Section 4.5 of the Plan, with respect to a Participant's Supplemental 401(k) Benefit, Supplemental ESOP Benefit and/or Restored ESOP Benefit.

      2.22 PARTICIPANT means Thomas R. Venables, Claire S. Bean and any other Eligible Employee who is entitled to benefits under the Plan by reason of having been designated a Participant by the Board of Directors pursuant to Part 3 of the Plan.

      2.23 PLAN means this Benjamin Franklin Bank Benefit Restoration Plan.

      2.24 PLAN ADMINISTRATOR means the Committee.

      2.25 RESTORED ESOP BENEFIT means the benefit credited to a Participant's Memorandum Account pursuant to Section 4.3 and, if applicable, Section 4.4 of the Plan.

      2.26 RETIREMENT means the first to occur of the following: (i) termination of employment at any time following satisfaction of the requirements for early or normal retirement under the ESOP, or as otherwise permitted by the Board of Directors; (ii) death while employed as a Full-Time Employee by the Bank, the Company or any other Affiliate of the Bank; or (iii) the occurrence of a Change in Control regardless of whether the Participant continues in the employ of the Employer or any successor following the Change in Control.

      2.27 STOCK UNIT means a right to receive a payment under the Plan in an amount equal (determined as of the date on which such payment is to be made) to the Fair Market Value of a share of Common Stock.

      2.28 SUPPLEMENTAL 401(k) BENEFIT means the benefit credited to a Participant's Memorandum Account pursuant to Section 4.1 of the Plan.

      2.29 SUPPLEMENTAL ESOP BENEFIT means the benefit credited to a Participant's Memorandum Account pursuant to Section 4.2 of the Plan.

      2.30 TRUST shall mean a Trust Agreement established by the Bank as required by Section 5.1, which substantially conforms to the terms of the model trust prescribed by Revenue Procedure 92-64, as the same may be modified from time to time.

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PART 3. PARTICIPATION

      3.1 PARTICIPATION. Thomas R. Venables and Claire S. Bean shall be the initial Participants in this Plan. The Board of Directors may from time to time designate one or more additional Eligible Employees as Participants in the Plan. No additional Eligible Employee shall be a Participant unless and until he or she has been explicitly designated as a Participant by the Board of Directors. The Board of Directors shall give written notice to the Eligible Employee of his or her selection to participation by the Board.

      3.2 FULL OR PARTIAL BENEFITS. The Board of Directors may designate an Eligible Employee as a Participant with respect to any or all benefits provided for under Part 4 of the Plan. Thomas R. Venables and Claire S. Bean have been designed as Participants with respect to all benefits.

      3.3 TERMINATION OF PARTICIPATION. Participation in the Plan shall cease on the earliest of (i) the date of the Participant's termination of Full-Time employment with an Employer, (ii) the date on which he or she ceases to be an Eligible Employee, as determined by the Board of Directors or (iii) a vote by the Board of Directors to terminate the Participant's participation in the Plan. A Participant shall not be deemed to have terminated Full-Time employment until he or she is no longer employed on a Full-Time basis by any of the Bank, the Company or any other Affiliate of the Bank.

PART 4. BENEFITS

      4.1 SUPPLEMENTAL 401(k) BENEFIT. A participant whose employer matching contribution benefits under the 401(k) Plan are limited by Sections 401(a)(17) and/or 415 of the Code shall be entitled to receive, pursuant to the provisions of Sections 4.4 and 5.1, a Supplemental 401(k) Benefit in an amount equal to:

            (a) the aggregate amount of employer matching contributions that would have been credited to the Participant's account under the 401(k) Plan if for all periods while a Participant in this Plan the Participant had made the maximum amount of pre-tax elective deferrals required to qualify for the maximum possible allocation of employer matching contributions (computed without regard to any limitations applicable to tax-qualified plans that have the effect of limiting the amount of employer matching contributions or pre-tax elective deferrals that may be made and without regard to the amount of elective deferrals actually made); less

            (b) the aggregate amount of employer matching contributions that would have been credited to the Participant's account under the 401(k) Plan (after giving effect to any limitations applicable to tax-qualified plans that have the effect of limiting the amount of employer matching contributions or pre-tax elective deferrals that may be made) if for all periods while a Participant in this Plan the Participant had made the maximum amount of pre-tax elective deferrals required to qualify for the maximum possible allocation of employer matching contributions (and without regard to the amount of pre-tax elective deferrals actually made).

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      4.2 SUPPLEMENTAL ESOP BENEFIT.

            (a) A Participant whose benefits under the ESOP are limited by Sections 401(a)(17) and/or 415 of the Code shall be entitled to receive, pursuant to the provisions of Sections 4.5 and 5.1, a Supplemental ESOP Benefit under the Plan in an amount equal to the sum of:

                  (1) a number of Stock Units equal to the excess (if any) of
            (A) the aggregate number of all shares of Common Stock that would have been credited to the Participant's account under the ESOP if the provisions of the ESOP had been administered without regard to the limitations imposed by Sections 401(a)(17) and/or 415 of the Code over (B) the number of shares of Common Stock actually credited to his account under the ESOP; plus

                  (2) if and to the extent that Employer Contributions to the
            ESOP result in allocations to the Participant's account of assets other than Common Stock, an amount equal to the excess (if any) of
            (A) the aggregate amount of all such Employer Contributions that would have been credited to the Participant's account under the ESOP if the provisions of the ESOP were administered without regard to the limitations imposed by Sections 401(a)(17) and/or 415 of the Code over (B) the aggregate amount of such Employer Contributions actually credited to the Participant's account under the ESOP, adjusted for earnings and losses as provided Section 4.5;

            (b) In calculating the number of shares of Common Stock or the amount of Employer Contributions that would have been allocated to the Participant's account for purposes of Sections 4.2(a)(1) and 4.2(a)(2), any reallocations of amounts forfeited upon the termination of employment of other Employees participating in the ESOP shall be included.

            (c) The amount of any Supplemental ESOP Benefit under this Section
      4.1 shall be credited to the Participant's Memorandum Account pursuant to
      Section 4.5, and payment of such benefit shall be made pursuant to the provisions of Part 5 below.

      4.3 RESTORED ESOP BENEFIT.

            (a) Upon Retirement, as defined at Section 2.26, a Participant shall be entitled to receive a Restored ESOP Benefit equal to the number of Stock Units determined by projecting the total number of (i) additional ESOP Acquisition Loan Shares (with each such Loan Share equal to one Stock
      Unit) that would have been allocated to the Participant's ESOP account under the terms of the ESOP, plus (ii) additional Stock Units that would have been allocated to the Participant's Memorandum Account pursuant to the provisions of Section 4.2, had the Participant continued in the employ of the Employer until the date that the ESOP Acquisition Loan is scheduled to be repaid in full and the final allocation of ESOP Acquisition Loan Shares is to be made;

            (b) The calculation of Restored ESOP Benefit required by Section 4.3(a) shall be determined as follows:

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                  (1) If the ESOP Acquisition Loan is an equal amortization
            loan, by:

                        calculating the sum of

                        (i) the average annual number of ESOP Acquisition Loan Shares that were allocated for the benefit of the Participant under the ESOP as of the three most recent plan years of the ESOP preceding the Participant's Retirement, plus

                        (ii) the average annual number of Stock Units credited to the Participant's Memorandum Account pursuant to Section 4.1 for the three most recent plan years of the ESOP and by multiplying the sum obtained in the foregoing calculation by

                        (i) the remaining number of scheduled annual payments on the ESOP Acquisition Loans as of the date of Retirement.

                  (2) If the ESOP Acquisition Loan is not an equal amortization loan, such calculations shall be determined by legal counsel (selected by the Bank) based on assumptions which the Committee has approved as reasonable at the time the calculation of benefits is performed.

            (c) The amount of any Restored ESOP Benefit under this Section 4.3 (calculated as a number of Stock Units) shall be credited to the Participant's Memorandum Account pursuant to Section 4.5, and payment of such benefit shall be made pursuant to the provisions of Part 5 below.

      4.4 CHANGE IN CONTROL. Upon the occurrence of a Change in Control, the following shall occur:

            (a) A Participant's Retirement shall be deemed to have occurred as of the effective date of the Change in Control (which date shall be determined by the Board of Directors), regardless of whether the Participant has satisfied the conditions for retirement under the ESOP and regardless of whether the Participant continues in the employ of the Employer or any successor following the Change in Control;

            (b) Because the Participant shall be considered to have Retired as of the effective date of the Change in Control, as of such date the Participant shall be entitled to receive a Restored ESOP Benefit, calculated as of the effective date of the Change in Control; and

            (c) The amount of such Restored ESOP Benefit shall be credited to the Participant's Memorandum Account as of the effective date of the Change in Control.

      4.5 MEMORANDUM ACCOUNT. The Employer shall establish, as a memorandum account on its books, a separate Memorandum Account for each Participant in the Plan. Amounts shall be credited to a Participant's Memorandum Account in accordance with this Section 4.5. The Employer shall not have any obligation to fund its liability for the balances credited to a Memorandum Account.

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            (a) SUPPLEMENTAL 401(k) BENEFIT. From time to time, but in no event less frequently than monthly, the Committee shall credit to the Participant's Memorandum Account an amount equal to the net increase in the value of the Supplemental 401(k) Benefit since the date on which an amount was last credited to such Participant's Memorandum Account pursuant to this Section 4.5(a), as determined pursuant to Section 4.1 of the Plan.

            (b) SUPPLEMENTAL ESOP BENEFIT. At the same time as shares of Common Stock and any other assets are allocated to the ESOP Accounts of Participants under the terms of the ESOP, the Committee shall credit to the Participant's Memorandum Account the amount of Stock Units and Employer Contributions determined pursuant to Section 4.2 of the Plan.

            (c) RESTORED ESOP BENEFIT. Promptly after a Participant's Retirement (as such term is defined in Section 2.26), the Committee shall credit to the Participant's Memorandum Account the amount of Restored ESOP Benefit Stock Units determined pursuant to Section 4.3 and (if applicable) Section
      4.4 of the Plan.

            (d) VALUATION ISSUES. Stock Units shall be treated as shares of Common Stock and valued as shares of Common Stock are valued under the ESOP. To the extent that any dividends are paid with respect to Common Stock, such dividends shall be deemed to have been paid with regard to the Stock Units and Participants' Memorandum Accounts shall be adjusted accordingly. Cash and other (non-stock) contributions credited to a Participant's Memorandum Account shall be credited annually with interest at a rate equal to [ADD INTEREST RATE].

      4.6 VESTING. All amounts credited to a Participant's Memorandum Account shall be 100% vested at all times.

PART 5. PAYMENT

      5.1 PAYMENT. As soon as is practicable following the last day of the calendar year in which the Participant ceases to be a Full-Time employee of the Bank or any Affiliate, the Employer shall pay to such Participant a single lump sum in cash in an amount equal to the balance in the Participant's Memorandum Account; provided, however, that if such termination of employment occurs in connection with a Change in Control, payment shall be made within ten business days after the termination of employment. Notwithstanding the foregoing, to the extent then required by applicable law, no payment shall be made earlier than a date that is at least six months after the date of termination of employment. If the Participant's employment terminates as a result of death, the amount otherwise payable to him pursuant to this Section 5.1 shall be paid to his Beneficiary at the time specified pursuant to Section 6.1. If the Participant is to continue in the employ of the Employer or any successor following a Change in Control (and if the Participant so requests), the Bank shall (as soon as possible, but in no event later than 30 days after the Change in Control) establish and make an irrevocable contribution to the Trust (and the Bank agrees to establish the Trust with a trustee reasonably acceptable to the Participant promptly upon request of the Participant) in an amount equal to the balance in such Participant's Memorandum Account.

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PART 6. DEATH BENEFITS

      6.1 DEATH BENEFITS. If a Participant who is eligible for any benefits under Part 4 dies before full payment of such benefit, any remaining unpaid benefit amount shall be paid to the Participant's Beneficiary in a single lump payment not later than thirty days following the death of the Participant.

      6.2 BENEFICIARIES. A Participant may designate a Beneficiary or Beneficiaries to receive any benefits payable under the Plan upon his or her death. Any such designation, or change therein or revocation thereof, shall be made in writing in the form and manner prescribed by the Committee, shall be revocable until the death of the Participant, and shall thereafter be irrevocable; provided, however, that any change or revocation shall be effective only if received by the Committee prior to the Participant's death. If a Participant dies without having effectively named a Beneficiary, he or she shall be deemed to have named his or her estate as sole Beneficiary.

PART 7. CLAIMS PROCEDURES

      7.1 INITIAL CLAIM. An initial claim for benefits under the Plan must be made by the Participant or his or her Beneficiary or Beneficiaries in accordance with the terms of this Part 7.

      7.2 WRITTEN DECISION. Not later than ninety (90) days after receipt of such a claim, the Plan Administrator will render a written decision on the claim to the claimant, unless special circumstances require the extension of such 90-day period. If such extension is necessary, the Plan Administrator shall provide the Participant or the Participant's Beneficiary with written notification of such extension before the expiration of the initial 90-day period. Such notice shall specify the reason or reasons for the extension and the date by which a final decision can be expected. In no event shall such extension exceed a period of ninety (90) days from the end of the initial 90-day period.

      7.3 DENIAL OF CLAIMS. In the event the Plan Administrator denies the claim of a Participant or any Beneficiary in whole or in part, the Plan Administrator's written notification shall specify, in a manner calculated to be understood by the claimant, the reason for the denial; a reference to the Plan or other document or form that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the applicable claims procedure.

      7.4 REVIEW OF DENIALS OF CLAIMS. Should the claim be denied in whole or in part and should the claimant be dissatisfied with the Plan Administrator's disposition of the claim, the claimant may have a full and fair review of the claim by the Committee upon written request submitted by the claimant or the claimant's duly authorized representative and received by the Committee within sixty (60) days after the claimant receives written notification that the claimant's claim has been denied. In connection with such review, the claimant or the claimant's duly authorized representative shall be entitled to review pertinent documents and submit the claimant's views as to the issues, in writing. The Committee shall act to deny or accept the claim within sixty (60) days after receipt of the claimant's written request for review unless special circumstances require the extension of such 60-day period. If such extension is necessary, the

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Committee shall provide the claimant with written notification of such extension before the expiration of such initial 60-day period. In all events, the Committee shall act to deny or accept the claim within 120 days of the receipt of the claimant's written request for review. The action of the Committee shall be in the form of a written notice to the claimant and its contents shall include all of the requirements for action on the original claim.

      7.5 LIMITATION ON LEGAL PROCEEDINGS. In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this Part 7.

PART 8. AMENDMENT AND TERMINATION

      8.1 AMENDMENT AND TERMINATION OF THE PLAN. The Bank may at any time, in its sole and absolute discretion, amend or terminate the Plan in whole or in part; provided, however, that such amendment or termination may not adversely affect the rights of any Participant or Beneficiary with respect to any benefit under the Plan to which the Participant or Beneficiary may have previously become entitled (including but not limited to any amounts credited to the Participant's Memorandum Account) prior to the effective date of such amendment or termination without the consent of the Participant or Beneficiary. Upon termination of the Plan, any amounts credited to the Memorandum Accounts of Participants shall remain subject to the provisions of the Plan and no distribution of benefits shall be accelerated because of termination of the Plan. The Committee shall be authorized to make minor or administrative changes to the Plan, as well as amendments required by applicable federal or state law (or authorized or made desirable by such statutes); provided, however, that such amendments must subsequently be ratified by the Board of Directors.

PART 9. GENERAL PROVISIONS

      9.1 UNFUNDED, UNSECURED PROMISE TO MAKE PAYMENTS IN THE FUTURE. The right of a Participant or Beneficiary to receive a distribution under this Plan shall be an unsecured claim against the general assets of the Bank or its Affiliates and neither a Participant nor a Beneficiary shall have any rights in or against any amount credited to any account under this Plan or any other assets of the Bank or an Affiliate. The Plan at all times shall be considered entirely unfunded both for tax purposes and for purposes of Title I of ERISA.

      9.2 COMMITTEE AS PLAN ADMINISTRATOR. The Plan shall be administered by the Committee designated by the Board of Directors. The Committee shall have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate. The Committee shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing the payments hereunder. In addition, the Committee shall have the authority and power to delegate any of its administrative duties to employees of the Bank or Affiliate, as they may deem appropriate. The Committee shall be entitled to rely on all tables, valuations, certificates, opinions, data and reports furnished by any actuary, accountant, controller, counsel or other person employed or retained by the Bank with respect to the Plan. The interpretations, determination, regulations and calculations of the Committee shall be final and binding on all persons and parties concerned.

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

      9.3 EXPENSES. Expenses of administration of the Plan shall be paid by the Bank or an Affiliate.

      9.4 RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

            (a) The sole rights of a Participant or Beneficiary under this Plan shall be to have this Plan administered according to its provisions, and to receive whatever benefits he or she may be entitled to hereunder.

            (b) Nothing in the Plan shall be interpreted as a guaranty that any funds in any trust which may be established in connection with the Plan or assets of the Bank or an Affiliate will be sufficient to pay any benefit hereunder.

            (c) The adoption and maintenance of this Plan shall not be construed as creating any contract of employment or service between the Bank or an Affiliate and any Participant or other individual. The Plan shall not affect the right of the Bank or an Affiliate to deal with any Participants in employment or service respects, including their hiring, discharge, compensation, and conditions of employment or other service.

      9.5 BINDING OBLIGATION OF BANK AND ANY SUCCESSOR IN INTEREST. The Plan shall bind the Bank and any successor. The Bank expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Plan.

      9.6 GOVERNING LAW. All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and to the extent not preempted by such laws, by the laws of The Commonwealth of Massachusetts.

      Benjamin Franklin Bank has adopted this Plan, to be executed by a designee of the Board and duly attested, on [_____], 2005.

ATTEST:                                  BENJAMIN FRANKLIN BANK

____________________________________     _______________________________________

                                         For the Entire Board of Directors

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